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                                                                   Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use in this Registration Statement of Provident Financial Group, Inc. on Form S-4 of our report on Florida Gulfcoast Bancorp, Inc. dated February 19, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte and Touche LLP
---------------------------
    DELOITTE AND TOUCHE LLP
    Tampa, Florida


July 30, 1997